                             JANUS INVESTMENT FUND

                               JANUS EQUITY FUNDS

                              100 Fillmore Street
                             Denver, CO 80206-4928
                                 (800) 525-3713
                              http://www.Janus.com


                FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL 17, 1998



This Prospectus describes ten mutual funds that emphasize growth of capital or a combination of growth and income (the "Funds"). Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Fund. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.


Each Fund is a series of Janus Investment Fund (the "Trust"). The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. This Prospectus contains information about the Funds that you should consider before investing. Please read it carefully and keep it for future reference.

Additional information about the Funds is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated February 17, 1998, is incorporated by reference into this Prospectus. For a copy of the SAI, write or call the Funds at the address or phone number listed above. The SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Funds.

THE FUNDS' SHARES ARE NOT BANK DEPOSITS, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
17, 1998

                                    CONTENTS


FUNDS AT A GLANCE
Brief description of each Fund...............    2
EXPENSE INFORMATION
Each Fund's annual operating expenses........    6
Financial Highlights - a summary of financial
  data.......................................    7
THE FUNDS IN DETAIL
Investment Objectives and Policies...........   15
General Portfolio Policies...................   22
Additional Risk Factors......................   24
SHAREHOLDER'S MANUAL
Minimum Investments..........................   28
Types of Account Ownership...................   28
How to Open Your Janus Account...............   30
How to Purchase Shares.......................   30
How to Exchange Shares.......................   32
How to Redeem Shares.........................   33
Shareholder Services and Account Policies....   35
MANAGEMENT OF THE FUNDS
Investment Adviser and Investment
   Personnel.................................   38
Personal Investing...........................   40
Management Expenses..........................   40
Portfolio Transactions.......................   41
Other Service Providers......................   41
Other Information............................   41
DISTRIBUTIONS AND TAXES
Distributions................................   43
Taxes........................................   44
PERFORMANCE TERMS
An Explanation of Performance Terms..........   45
APPENDIX A
Glossary of Investment Terms.................   46



JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                   17, 1998    1

                               FUNDS AT A GLANCE


This section is designed to provide you with a brief overview of the Funds and their investment emphasis. A more detailed discussion of the Funds' investment objectives and policies begins on page 15.



All Janus funds are no-load investments. This means you may purchase and sell shares in any of our mutual funds without incurring any sales charges. If you enroll in our low minimum initial investment program, you can open your account for as little as $500 and a $100 subsequent purchase per month. Otherwise, the minimum initial investment is $2,500 ($500 minimum for Individual Retirement Accounts). For complete information on how to purchase, exchange and sell shares, please see the Shareholder's Manual beginning on page 28.


GROWTH FUNDS
THE JANUS GROWTH FUNDS ARE DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

DOMESTIC GROWTH FUNDS
JANUS FUND
Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.

Fund Inception: February 1970

Fund Manager: James P. Craig, III
Assistant Fund Managers: David C. Decker
                     Blaine P. Rollins

JANUS ENTERPRISE FUND
Fund Focus: A nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on securities issued by medium-sized companies.

Fund Inception: September 1992

Fund Manager: James P. Goff

JANUS MERCURY FUND
Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of companies of any size.

Fund Inception: May 1993

Fund Manager: Warren B. Lammert


 2   JANUS EQUITY FUNDS COMBINED PROSPECTUS    FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

JANUS OLYMPUS FUND
Fund Focus: A nondiversified fund that seeks long-term growth of capital by investing primarily in common stocks of issuers of any size.

Fund Inception: December 1995

Fund Manager: Claire Young

JANUS SPECIAL SITUATIONS FUND
Fund Focus: A nondiversified fund that seeks capital appreciation by investing primarily in common stocks that its portfolio manager believes have been overlooked or undervalued by other investors.

Fund Inception: December 1996

Fund Manager: David C. Decker

JANUS TWENTY FUND
Fund Focus: A nondiversified fund that seeks long-term growth of capital by normally concentrating its investments in a core position of 20-30 common stocks.

Fund Inception: April 1985

Fund Manager: Scott W. Schoelzel


GLOBAL GROWTH FUND

JANUS WORLDWIDE FUND
Fund Focus: A diversified fund that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

Fund Inception: May 1991

Fund Manager: Helen Young Hayes


Assistant Fund Manager: Laurence J. Chang





JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                   17, 1998    3

COMBINATION FUNDS
THE JANUS COMBINATION FUNDS ARE DESIGNED FOR INVESTORS WHO PRIMARILY SEEK GROWTH OF CAPITAL WITH VARYING DEGREE OF EMPHASIS ON INCOME. THESE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO DESIRE A CONSISTENT LEVEL OF INCOME.

JANUS BALANCED FUND
Fund Focus: A diversified fund that seeks long-term growth of capital, balanced by current income. The Fund normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

Fund Inception: September 1992

Fund Manager: Blaine P. Rollins

JANUS EQUITY INCOME FUND
Fund Focus: A diversified fund that seeks current income and long-term growth of capital by investing primarily in income-producing equity securities.

Fund Inception: June 1996

Fund Manager: Blaine P. Rollins

JANUS GROWTH AND INCOME FUND
Fund Focus: A diversified fund that seeks long-term growth of capital with a limited emphasis on income. Although the Fund normally invests at least 25% of its assets in securities that the portfolio manager believes have income potential, it emphasizes equity securities selected for their growth potential.

Fund Inception: May 1991

Fund Manager: David J. Corkins


 4   JANUS EQUITY FUNDS COMBINED PROSPECTUS    FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

                              EXPENSE INFORMATION

The following tables and example are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Shareholder Transaction Expenses are fees charged directly to your individual account when you buy, sell or exchange shares. The table below shows that you pay no such fees. Annual Fund Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. Expenses may vary among the Funds for a number of reasons, including Fund size, differences in management fees, average shareholder account size, the frequency of dividend payments, and the extent of foreign investments which entail greater transaction costs.

    SHAREHOLDER TRANSACTION EXPENSES
    (applicable to each Fund)

         Maximum sales load imposed on purchases          None
         Maximum sales load imposed on reinvested
           dividends                                      None
         Deferred sales charges on redemptions            None
         Redemption fee*                                  None
         Exchange fee                                     None

    * There is an $8 service fee for redemptions by wire.


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                   17, 1998    5

ANNUAL OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)


----------------------------------------------------------------------------
                                   MANAGEMENT   OTHER         TOTAL FUND
                                      FEE      EXPENSES   OPERATING EXPENSES
----------------------------------------------------------------------------

Janus Fund                              0.65%     0.22%                0.87%
Janus Enterprise Fund                   0.72%     0.35%                1.07%
Janus Mercury Fund                      0.67%     0.31%                0.98%
Janus Olympus Fund                      0.71%     0.33%                1.04%
Janus Special Situations Fund           0.74%     0.43%(2)             1.17%
Janus Twenty Fund                       0.66%     0.27%                0.93%
Janus Worldwide Fund                    0.65%     0.31%                0.96%
Janus Balanced Fund                     0.74%     0.36%                1.10%
Janus Equity Income Fund                0.75%     0.62%                1.37%
Janus Growth and Income Fund            0.67%     0.30%                0.97%


--------------------------------------------------------------------------------

(1) Management Fees reflect a reduced fee schedule effective July 1, 1997. The management fee for each Fund reflects the new rate applied to net assets as of October 31, 1997. Other expenses are based on expenses before expense offset arrangements for the fiscal year or period ended October 31, 1997.
(2) Based on expenses incurred during the initial fiscal period.

EXAMPLE
Assume you invest $1,000, the Funds return 5% annually and each Fund's expense ratio remains as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.


-------------------------------------------------------------------------------
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------

Janus Fund                                 $ 9       $28       $48       $107
Janus Enterprise Fund                      $11       $34       $59       $131
Janus Mercury Fund                         $10       $31       $54       $120
Janus Olympus Fund                         $11       $33       $57       $127
Janus Special Situations Fund              $12       $37       $64       $142
Janus Twenty Fund                          $ 9       $30       $51       $114
Janus Worldwide Fund                       $10       $31       $53       $118
Janus Balanced Fund                        $11       $35       $61       $134
Janus Equity Income Fund                   $14       $43       $75       $165
Janus Growth and Income Fund               $10       $31       $54       $119


--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.


 6   JANUS EQUITY FUNDS COMBINED PROSPECTUS    FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

                              FINANCIAL HIGHLIGHTS


Unless otherwise noted, the information below is for fiscal periods ending on October 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Funds' financial statements beginning with the year ended October 31, 1990. Their report is included in the Funds' Annual Reports, which are incorporated by reference into the SAI. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 14.


                                                                  JANUS FUND
                                                  1997      1996      1995      1994     1993
----------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD          $26.65    $23.37    $19.62   $20.81   $18.86
----------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                           0.15      0.31      0.16     0.17     0.26
 3. Net gains or (losses) on securities (both
    realized and unrealized)                        5.69      4.23      3.99   (0.03)     2.88
----------------------------------------------------------------------------------------------
 4. Total from investment operations                5.84      4.54      4.15     0.14     3.14
----------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)        (0.21)    (0.13)    (0.01)   (0.39)   (0.29)
 6. Distributions (from capital gains)            (2.92)    (1.13)    (0.39)   (0.94)   (0.90)
----------------------------------------------------------------------------------------------
 7. Total distributions                           (3.13)    (1.26)    (0.40)   (1.33)   (1.19)
----------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                $29.36    $26.65    $23.37   $19.62   $20.81
----------------------------------------------------------------------------------------------
 9. Total return                                  24.18%    20.31%    21.62%    0.75%   17.41%
----------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)      $19,029   $15,313   $11,963   $9,647   $9,098
11. Average net assets for the period (in
    millions)                                    $17,515   $13,753   $10,560   $9,339   $7,336
12. Ratio of gross expenses to average net
    assets                                         0.87%     0.86%     0.87%      N/A      N/A
13. Ratio of net expenses to average net assets    0.86%     0.85%     0.86%    0.91%    0.92%
14. Ratio of net investment income to average
    net assets                                     0.85%     0.91%     1.25%    1.12%    1.55%
15. Portfolio turnover rate                         132%      104%      118%     139%     127%
16. Average commission rate                       $.0500    $.0558       N/A      N/A      N/A
----------------------------------------------------------------------------------------------


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                   17, 1998    7

                                                                 JANUS FUND
                  (CONTINUED)                     1992     1991     1990     1989     1988
-------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD         $18.27   $13.25   $16.36   $12.11   $12.39
-------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                         0.23     0.25     0.25     0.22      0.60
 3. Net gains or (losses) on securities (both
    realized and unrealized)                      1.46     5.09    (0.67)    4.59      1.05
-------------------------------------------------------------------------------------------
 4. Total from investment operations              1.69     5.34    (0.42)    4.81      1.65
-------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)       (0.19)   (0.31)   (0.19)   (0.56)   (0.32)
 6. Distributions (from capital gains)           (0.91)   (0.01)   (2.50)      --    (1.61)
-------------------------------------------------------------------------------------------
 7. Total distributions                          (1.10)   (0.32)   (2.69)   (0.56)   (1.93)
-------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD               $18.86   $18.27   $13.25   $16.36   $12.11
-------------------------------------------------------------------------------------------
 9. Total return                                 9.35%    40.95%   (3.68%)  41.67%   15.83%
-------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)      $4,989   $2,598   $1,049    $673      $391
11. Average net assets for the period (in
    millions)                                    $3,871   $1,785    $930     $487      $382
12. Ratio of gross expenses to average net
    assets                                         N/A      N/A      N/A      N/A       N/A
13. Ratio of net expenses to average net assets  0.97%    0.98%    1.02%    0.92%     0.98%
14. Ratio of net investment income to average
    net assets                                   1.54%    1.77%    2.11%    1.68%     4.99%
15. Portfolio turnover rate                       153%     132%     307%     205%      175%
16. Average commission rate                        N/A      N/A      N/A      N/A       N/A
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          JANUS ENTERPRISE FUND
                                            1997     1996     1995     1994     1993    1992(1)
-----------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD   $31.19   $27.14   $24.43   $21.87   $17.09   $15.00
-----------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income (loss)               --       --     0.52   (0.06)     0.04       --
 3. Net gains or (losses) on securities
    (both realized and unrealized)           0.95     5.85     3.09     3.18     4.76     2.09
-----------------------------------------------------------------------------------------------
 4. Total from investment operations         0.95     5.85     3.61     3.12     4.80     2.09
-----------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                                    --       --   (0.52)   (0.02)   (0.02)       --
 6. Distributions (from capital gains)     (1.28)   (1.80)   (0.38)   (0.54)       --       --
-----------------------------------------------------------------------------------------------
 7. Total distributions                    (1.28)   (1.80)   (0.90)   (0.56)   (0.02)       --
-----------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD         $30.86   $31.19   $27.14   $24.43   $21.87   $17.09
-----------------------------------------------------------------------------------------------
 9. Total return*                           3.31%   22.43%   15.46%   14.56%   28.09%   13.93%
-----------------------------------------------------------------------------------------------
10. Net assets, end of period (in
    millions)                                $552     $732     $459     $370     $239       $8
11. Average net assets for the period (in
    millions)                                $614     $596     $408     $270     $188       $2
12. Ratio of gross expenses to average
    net assets**                            1.07%    1.14%    1.26%      N/A      N/A      N/A
13. Ratio of net expenses to average net
    assets**                                1.04%    1.12%    1.23%    1.25%    1.36%    2.50%
14. Ratio of net investment income/(loss)
    to average net assets**                (0.61%)  (0.78%)   0.02%   (0.32%)   0.14%   (0.81%)
15. Portfolio turnover rate**                111%      93%     194%     193%     201%      53%
16. Average commission rate                $.0360   $.0333      N/A      N/A      N/A      N/A
-----------------------------------------------------------------------------------------------

(1) Fiscal period from September 1, 1992 (inception) to October 31, 1992.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.


 8   JANUS EQUITY FUNDS COMBINED PROSPECTUS    FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

                                                             JANUS MERCURY FUND
                                               1997       1996      1995      1994     1993(1)
----------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD       $18.20    $17.38    $14.12    $11.70    $10.00
----------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                      (0.01)      0.14      0.16      0.02    (0.01)
 3. Net gains or (losses) on securities
    (both realized and unrealized)               2.82      2.74      3.37      2.40      1.71
----------------------------------------------------------------------------------------------
 4. Total from investment operations             2.81      2.88      3.53      2.42      1.70
----------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)     (0.08)        --    (0.16)        --        --
 6. Distributions (from capital gains)         (2.28)    (2.06)    (0.11)        --        --
----------------------------------------------------------------------------------------------
 7. Total distributions                        (2.36)    (2.06)    (0.27)        --        --
----------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD             $18.65    $18.20    $17.38    $14.12    $11.70
----------------------------------------------------------------------------------------------
 9. Total return*                              17.07%    18.18%    25.53%    20.68%    17.00%
----------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)    $1,971    $2,002    $1,521      $596      $113
11. Average net assets for the period (in
    millions)                                  $2,046    $1,839    $1,116      $258       $67
12. Ratio of gross expenses to average net
    assets**                                    0.98%     1.02%     1.14%       N/A       N/A
13. Ratio of net expenses to average net
    assets**                                    0.96%     1.00%     1.12%     1.33%     1.75%
14. Ratio of net investment income/(loss) to
    average net assets**                        0.21%     0.45%     0.50%     0.25%    (0.40%)
15. Portfolio turnover rate**                    157%      177%      201%      283%      151%
16. Average commission rate                    $.0441    $.0383       N/A       N/A       N/A
----------------------------------------------------------------------------------------------

(1) Fiscal period from May 3, 1993 (inception) to October 31, 1993.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

--------------------------------------------------------------------------------

                                                                JANUS OLYMPUS FUND
                                                                1997        1996(1)
------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                       $14.86       $12.00
------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income (loss)                                 0.04         0.13
 3. Net gains or (losses) on securities (both realized and
    unrealized)                                                  3.64         2.73
------------------------------------------------------------------------------------
 4. Total from investment operations                             3.68         2.86
------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)                     (0.13)           --
 6. Distributions (from capital gains)                             --           --
------------------------------------------------------------------------------------
 7. Total distributions                                        (0.13)           --
------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                             $18.41       $14.86
------------------------------------------------------------------------------------
 9. Total return*                                              24.98%       23.83%
------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                      $616         $432
11. Average net assets for the period (in millions)              $517         $276
12. Ratio of gross expenses to average net assets**             1.06%        1.17%
13. Ratio of net expenses to average net assets**               1.03%        1.15%
14. Ratio of net investment income/(loss) to average net
    assets**                                                    0.26%        1.64%
15. Portfolio turnover rate**                                    244%         303%
16. Average commission rate                                    $.0496       $.0336
------------------------------------------------------------------------------------

(1) Fiscal period from December 29, 1995 (inception) to October 31, 1996.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                   17, 1998    9

                                                           JANUS SPECIAL SITUATIONS FUND
                                                                      1997(1)
----------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                              $10.00
----------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                                                 --
 3. Net gains or (losses) on securities (both realized
    and unrealized)                                                     4.08
----------------------------------------------------------------------------------------
 4. Total from investment operations                                    4.08
----------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)                                --
 6. Distributions (from capital gains)                                    --
----------------------------------------------------------------------------------------
 7. Total distributions                                                   --
----------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                                    $14.08
----------------------------------------------------------------------------------------
 9. Total return*                                                     40.80%
----------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                             $334
11. Average net assets for the period (in millions)                     $168
12. Ratio of gross expenses to average net assets**                    1.20%
13. Ratio of net expenses to average net assets**                      1.18%
14. Ratio of net investment income to average net
    assets**                                                         (0.08%)
15. Portfolio turnover rate**                                           146%
16. Average commission rate                                           $.0417
----------------------------------------------------------------------------------------

(1) Fiscal period from December 31, 1996 (inception) to October 31, 1997.
 *  Total return is not annualized.
**  Annualized.

--------------------------------------------------------------------------------

                                                              JANUS TWENTY FUND
                                              1997     1996     1995     1994     1993    1992(1)
-------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD     $31.90   $30.12   $24.24   $25.85   $22.75   $22.17
-------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                    (0.09)     0.37     0.01     0.16    0.17      0.09
 3. Net gains or (losses) on securities
    (both realized and unrealized)             8.85     6.68     5.94   (1.07)    3.31      0.49
-------------------------------------------------------------------------------------------------
 4. Total from investment operations           8.76     7.05     5.95   (0.91)    3.48      0.58
-------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)   (0.18)       --   (0.07)   (0.25)   (0.18)       --
 6. Distributions (from capital gains)       (5.32)   (5.27)       --   (0.45)   (0.20)       --
-------------------------------------------------------------------------------------------------
 7. Total distributions                      (5.50)   (5.27)   (0.07)   (0.70)   (0.38)       --
-------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD           $35.16   $31.90   $30.12   $24.24   $25.85   $22.75
-------------------------------------------------------------------------------------------------
 9. Total return*                            31.65%   27.59%   24.67%   (3.52%)  15.39%    2.62%
-------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)  $5,871   $3,937   $2,996   $2,743   $3,749   $2,434
11. Average net assets for the period (in
    millions)                                $4,990   $3,386   $2,716   $3,051   $3,546   $2,221
12. Ratio of gross expenses to average net
    assets**                                  0.93%    0.93%    1.00%      N/A     N/A       N/A
13. Ratio of net expenses to average net
    assets**                                  0.91%    0.92%    0.99%    1.02%   1.05%     1.12%
14. Ratio of net investment income to
    average net assets**                      0.33%    0.67%    0.62%    0.57%   0.87%     1.27%
15. Portfolio turnover rate**                  123%     137%     147%     102%     99%       79%
16. Average commission rate                  $.0567   $.0571      N/A      N/A     N/A       N/A
-------------------------------------------------------------------------------------------------

(1) Fiscal period from June 1, 1992 to October 31, 1992.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.


 10   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

                                                                  JANUS TWENTY FUND
                   (CONTINUED)                     1992(1)   1991(1)   1990(1)   1989(1)   1988(1)
--------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD           $18.88    $16.01    $13.05     $9.66    $13.69
--------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                            0.11      0.16      0.05      0.46      0.42
 3. Net gains or (losses) on securities (both
    realized and unrealized)                         3.62      2.90      3.35      3.73    (2.86)
--------------------------------------------------------------------------------------------------
 4. Total from investment operations                 3.73      3.06      3.40      4.19    (2.44)
--------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)         (0.02)    (0.19)    (0.02)    (0.80)    (0.41)
 6. Distributions (from capital gains)             (0.42)        --    (0.42)        --    (1.18)
--------------------------------------------------------------------------------------------------
 7. Total distributions                            (0.44)    (0.19)    (0.44)    (0.80)    (1.59)
--------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                 $22.17    $18.88    $16.01    $13.05     $9.66
--------------------------------------------------------------------------------------------------
 9. Total return*                                  19.60%    19.43%    26.36%    45.89%    (17.13%)
--------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)        $2,081      $556      $175       $20       $13
11. Average net assets for the period (in
    millions)                                      $1,188      $294       $64       $10       $16
12. Ratio of gross expenses to average net
    assets**                                          N/A       N/A       N/A       N/A       N/A
13. Ratio of net expenses to average net assets**   1.01%     1.07%     1.32%     1.88%     1.70%
14. Ratio of net investment income to average net
    assets**                                        1.08%     1.30%     1.28%     0.68%     3.35%
15. Portfolio turnover rate**                         83%      163%      228%      220%      317%
16. Average commission rate                           N/A       N/A       N/A       N/A       N/A
--------------------------------------------------------------------------------------------------

(1) Fiscal year ended on May 31st of each year.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

--------------------------------------------------------------------------------

                                                           JANUS WORLDWIDE FUND
                                       1997      1996     1995     1994     1993     1992    1991(1)
----------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                             $34.60   $27.65   $27.00   $24.16   $18.95   $17.45   $15.00
----------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT
   OPERATIONS:
 2. Net investment income              (0.08)     0.49     0.81     0.15     0.14     0.16       --
 3. Net gains or (losses) on
    securities (both realized and
    unrealized)                          7.73     7.79     1.39     3.34     5.29     1.39     2.45
----------------------------------------------------------------------------------------------------
 4. Total from investment operations     7.65     8.28     2.20     3.49     5.43     1.55     2.45
----------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                            (0.15)   (0.26)   (0.54)   (0.27)   (0.22)       --       --
 6. Distributions (from capital
    gains)                             (2.05)   (1.07)   (1.01)   (0.38)       --   (0.05)       --
----------------------------------------------------------------------------------------------------
 7. Total distributions                (2.20)   (1.33)   (1.55)   (0.65)   (0.22)   (0.05)       --
----------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD     $40.05   $34.60   $27.65   $27.00   $24.16   $18.95   $17.45
----------------------------------------------------------------------------------------------------
 9. Total return*                      23.34%   31.00%    8.89%   14.76%   28.79%    9.20%   16.00%
----------------------------------------------------------------------------------------------------
10. Net assets, end of period (in
    millions)                         $10,358   $4,467   $1,804   $1,587     $755     $161      $18
11. Average net assets for the
    period (in millions)               $7,784   $2,953   $1,622   $1,244     $379      $80       $7
12. Ratio of gross expenses to
    average net assets**                0.97%    1.02%    1.24%      N/A      N/A      N/A      N/A
13. Ratio of net expenses to average
    net assets**                        0.95%    1.01%    1.23%    1.12%    1.32%    1.73%    2.50%
14. Ratio of net investment income
    to average net assets**             0.65%    0.73%    0.99%    0.42%    0.92%    1.74%    0.02%
15. Portfolio turnover rate**             79%      80%     142%     158%     124%     147%      40%
16. Average commission rate            $.0561   $.0311      N/A      N/A      N/A      N/A      N/A
----------------------------------------------------------------------------------------------------

(1) Fiscal period from May 15, 1991 (inception) to October 31, 1991.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.




JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                  17, 1998    11

                                                              JANUS BALANCED FUND
                                               1997     1996     1995     1994     1993    1992(1)
--------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD      $15.20   $13.72   $12.17   $12.23   $10.64   $10.00
--------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                       0.36     0.33     0.61     0.27     0.19       --
 3. Net gains or (losses) on securities
    (both realized and unrealized)              2.88     2.22     1.52   (0.09)     1.56     0.64
--------------------------------------------------------------------------------------------------
 4. Total from investment operations            3.24     2.55     2.13     0.18     1.75     0.64
--------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)    (0.36)   (0.26)   (0.58)   (0.24)   (0.16)       --
 6. Distributions (from capital gains)        (1.35)   (0.81)       --       --       --       --
--------------------------------------------------------------------------------------------------
 7. Total distributions                       (1.71)   (1.07)   (0.58)   (0.24)   (0.16)       --
--------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD            $16.73   $15.20   $13.72   $12.17   $12.23   $10.64
--------------------------------------------------------------------------------------------------
 9. Total return*                             23.38%   19.39%   18.26%    1.51%   16.54%    6.40%
--------------------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)     $360     $207     $125      $94      $73       $2
11. Average net assets for the period (in
    millions)                                   $283     $159     $107      $86      $44       $1
12. Ratio of gross expenses to average net
    assets**                                   1.12%    1.23%    1.35%      N/A      N/A      N/A
13. Ratio of net expenses to average net
    assets**                                   1.10%    1.21%    1.32%    1.42%    1.70%    2.50%
14. Ratio of net investment income to
    average net assets**                       2.63%    2.35%    2.52%    2.28%    2.15%   (0.12%)
15. Portfolio turnover rate**                   139%     151%     185%     167%     131%     130%
16. Average commission rate                   $.0468   $.0428      N/A      N/A      N/A      N/A
--------------------------------------------------------------------------------------------------

(1) Fiscal period from September 1, 1992 (inception) to October 31, 1992.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                                              JANUS EQUITY INCOME FUND
                                                                1997           1996(1)
---------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF PERIOD                       $11.29          $10.00
---------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                                        0.09            0.07
 3. Net gains or (losses) on securities (both realized and
    unrealized)                                                  3.11            1.25
---------------------------------------------------------------------------------------
 4. Total from investment operations                             3.20            1.32
---------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment income)                     (0.12)          (0.03)
 6. Distributions (from capital gains)                         (0.39)              --
---------------------------------------------------------------------------------------
 7. Total distributions                                        (0.51)          (0.03)
---------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD                             $13.98          $11.29
---------------------------------------------------------------------------------------
 9. Total return*                                              29.46%          13.20%
---------------------------------------------------------------------------------------
10. Net assets, end of period (in millions)                       $74             $30
11. Average net assets for the period (in millions)               $46             $21
12. Ratio of gross expenses to average net assets**             1.48%           1.79%
13. Ratio of net expenses to average net assets**               1.45%           1.71%
14. Ratio of net investment income to average net assets**      0.62%           3.09%
15. Portfolio turnover rate**                                    180%            325%
16. Average commission rate                                    $.0437          $.0350
---------------------------------------------------------------------------------------

(1) Fiscal period from June 28, 1996 (inception) to October 31, 1996.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.


 12   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

                                                          JANUS GROWTH AND INCOME FUND
                                          1997      1996     1995     1994     1993     1992    1991(1)
-------------------------------------------------------------------------------------------------------
 1. NET ASSET VALUE, BEGINNING OF
    PERIOD                                $20.05   $18.13   $14.69   $15.24   $12.95   $12.13   $10.00
-------------------------------------------------------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:
 2. Net investment income                   0.01     0.16     0.11     0.19     0.14     0.17     0.02
 3. Net gains or (losses) on securities
    (both realized and unrealized)          6.98     4.01     3.43   (0.31)     2.29     0.80     2.13
-------------------------------------------------------------------------------------------------------
 4. Total from investment operations        6.99     4.17     3.54   (0.12)     2.43     0.97     2.15
-------------------------------------------------------------------------------------------------------
   LESS DISTRIBUTIONS:
 5. Dividends (from net investment
    income)                               (0.11)   (0.08)   (0.10)   (0.10)   (0.14)   (0.15)   (0.02)
 6. Distributions (from capital gains)    (1.86)   (2.17)       --   (0.33)       --       --       --
-------------------------------------------------------------------------------------------------------
 7. Total distributions                   (1.97)   (2.25)   (0.10)   (0.43)   (0.14)   (0.15)   (0.02)
-------------------------------------------------------------------------------------------------------
 8. NET ASSET VALUE, END OF PERIOD        $25.07   $20.05   $18.13   $14.69   $15.24   $12.95   $12.13
-------------------------------------------------------------------------------------------------------
 9. Total return*                         37.78%   25.56%   24.20%   (0.76%)  18.81%    7.98%   21.50%
-------------------------------------------------------------------------------------------------------
10. Net assets, end of period (in
    millions)                             $1,889   $1,033     $583     $490     $519     $244      $56
11. Average net assets for the period
    (in millions)                         $1,416     $773     $498     $500     $404     $157      $21
12. Ratio of gross expenses to average
    net assets**                           0.98%    1.05%    1.19%      N/A      N/A      N/A      N/A
13. Ratio of net expenses to average
    net assets**                           0.96%    1.03%    1.17%    1.22%    1.28%    1.52%    2.33%
14. Ratio of net investment income to
    average net assets**                   0.30%    0.70%    1.11%    1.26%    1.13%    1.61%    0.76%
15. Portfolio turnover rate**               127%     153%     195%     123%     138%     120%      14%
16. Average commission rate               $.0588   $.0520      N/A      N/A      N/A      N/A      N/A
-------------------------------------------------------------------------------------------------------

(1) Fiscal period from May 15, 1991 (inception) to October 31, 1991.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                  17, 1998    13

                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Funds' Annual Reports contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-525-8983.

NET ASSET VALUE ("NAV") is the value of a single share of a Fund. It is computed by adding the value of all of a Fund's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 8 in the Financial Highlights tables represents the change in value of a share of a Fund over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by a Fund, less Fund expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that a Fund paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities a Fund holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that a Fund paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of a Fund's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Funds were not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in a Fund's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is a Fund's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of a Fund's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities.

AVERAGE COMMISSION RATE is the total of a Fund's agency commissions paid on equity securities trades divided by the number of shares purchased and sold.


 14   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

                              THE FUNDS IN DETAIL

This section takes a closer look at the Funds' investment objectives, policies and the securities in which they invest. Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Fund's investment objective, are not fundamental and may be changed by the Funds' Trustees without a shareholder vote. You will be notified of any material changes.

You should carefully consider your own investment goals, time horizon (the amount of time you plan to hold your shares of a Fund) and risk tolerance before investing in a Fund. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its investment objective.

You should also carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A includes more detailed descriptions of investment terms used throughout this Prospectus.

--------------------------------------------------------------------------------

GROWTH FUNDS

Investment Objective:...............................  Growth of Capital
Primary Holdings:...................................  Common Stocks
Shareholder's Investment Horizon:...................  Long-Term

--------------------------------------------------------------------------------

DOMESTIC GROWTH FUNDS
JANUS FUND
The investment objective of this Fund is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified fund that pursues its objective by investing primarily in common stocks of issuers of any size. Janus Fund was first offered to the public in 1970 and has the largest asset base of the Funds. This Fund generally invests in larger, more established issuers.

JANUS ENTERPRISE FUND
The investment objective of this Fund is long-term growth of capital. It is a nondiversified fund that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Fund's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 31, 1997, the MidCap Index included companies with capitalizations between approximately $213 million and $13.7 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Fund may also invest in smaller or larger issuers.


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                  17, 1998    15

JANUS MERCURY FUND
The investment objective of this Fund is long-term growth of capital. It is a diversified fund that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

JANUS OLYMPUS FUND
The investment objective of this Fund is long-term growth of capital. It is a nondiversified fund that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

JANUS SPECIAL SITUATIONS FUND
The investment objective of this Fund is capital appreciation. It is a nondiversified fund that pursues its objective by investing primarily in common stocks of domestic and foreign issuers. The Fund seeks investments in issuers that its portfolio manager believes have been overlooked or undervalued by other investors in connection with a significant change or development affecting the issuer's business ("special situations"). The Fund places particular emphasis on issuers that have, or that the portfolio manager believes will have, higher free cash flows. Although the Fund emphasizes these types of companies, it may invest in other companies that the portfolio manager believes have the potential for significant capital appreciation.

JANUS TWENTY FUND
The investment objective of this Fund is long-term growth of capital. It is a nondiversified fund that pursues its objective by normally concentrating its investments in a core position of 20-30 common stocks.


GLOBAL GROWTH FUND

JANUS WORLDWIDE FUND
The investment objective of this Fund is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified fund that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Fund has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. Janus Worldwide Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.


GROWTH FUNDS - TYPES OF INVESTMENTS


The Growth Funds invest primarily in common stocks of foreign and domestic companies. However, the percentage of each Fund's assets invested in common stocks will vary and each Fund may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 22. Each Fund may invest to a lesser degree in other types of securities including preferred stock, warrants, convertible securities and debt securities when its portfolio manager perceives an



 16   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998
opportunity for capital growth from such securities or to receive a return on idle cash. The Funds may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Funds may invest up to 25% of their assets in mortgage- and asset-backed securities, up to 10% of their assets in zero coupon, pay-in-kind and step coupon securities, and without limit in indexed/structured securities. No Fund will invest 35% or more of its assets in high-yield/high-risk securities. Each of the Growth Funds may use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on pages 24-27 for a discussion of the risks associated with derivatives.



Although Janus Worldwide Fund is committed to foreign investing, all of the Growth Funds may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. See "Additional Risk Factors" on pages 24-27 for a discussion of the risks associated with foreign investing.


Although Janus Special Situations Fund emphasizes investments in "special situations," each of the Growth Funds may invest in such issuers from time to time. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. Special situations are discussed in more detail in the questions below.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE JANUS GROWTH FUNDS.

Q:   HOW ARE COMMON STOCKS SELECTED?

A: Each of the Growth Funds invests substantially all of its assets in common stocks to the extent its portfolio manager believes that the relevant market environment favors profitable investing in those securities.
Portfolio managers generally take a "bottom up" approach to building their portfolios. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the Growth Funds. Any income realized on the Growth Funds' investments will be incidental to their objectives.

Q:   ARE THE SAME CRITERIA USED
     TO SELECT FOREIGN SECURITIES?

A: Generally, yes. Portfolio managers seek companies that meet their selection criteria regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any

JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                  17, 1998    17
defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on pages 24-27.


Q:   WHAT IS A "SPECIAL SITUATION"?

A: A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. As noted above, Janus Special Situations Fund emphasizes this type of investment.

Q:   WHAT IS THE MAIN RISK OF INVESTING
     IN A GROWTH FUND?


A: Since the Growth Funds usually invest heavily in common stocks, the fundamental risk is that the value of the stocks a Fund holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on pages 24-27.


Q:   WHAT IS MEANT BY
     "MARKET CAPITALIZATION"?

A: Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund. Although the other Growth Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund) are more likely to invest in larger, more established issuers.

Q:   HOW DOES A DIVERSIFIED FUND
     DIFFER FROM A NONDIVERSIFIED FUND?

A: Diversification is a means of reducing risk by investing a fund's assets in a broad range of stocks or other securities. A "nondiversified" fund has the ability to take


 18   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998
larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the share price of a nondiversified fund, it can be expected to fluctuate more than a comparable diversified fund. Janus Enterprise Fund, Janus Olympus Fund, Janus Special Situations Fund, and Janus Twenty Fund are nondiversified funds. See "General Portfolio Policies" on page 22.


Q:   HOW DO THE GROWTH FUNDS
     TRY TO REDUCE RISK?


A: Diversification of a Fund's assets reduces the effect of any single holding on its overall portfolio value. A Fund may also use futures, options and other derivative instruments to protect its portfolio from movements in securities prices and interest rates. The Funds may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. See "Additional Risk Factors" on pages 24-27. In addition, to the extent that a Fund holds a larger cash position, it might not participate in market declines to the same extent as if the Fund remained more fully invested in common stocks.



JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                  17, 1998    19

--------------------------------------------------------------------------------

COMBINATION FUNDS

Investment Objective:........  Growth of Capital; Some Emphasis on Income
Primary Holdings:............  Common Stocks and Income-Producing Securities
Shareholder's Investment
  Horizon:...................  Long-Term

--------------------------------------------------------------------------------

JANUS BALANCED FUND
The investment objective of this Fund is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified fund that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

JANUS EQUITY INCOME FUND
The investment objective of this Fund is current income and long-term growth of capital. It is a diversified fund that pursues its objective by normally investing at least 65% of its invested assets in income-producing equity securities. Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. Growth potential is a significant investment consideration and the Fund may hold securities selected solely for their growth potential.

JANUS GROWTH AND INCOME FUND

The investment objective of this Fund is long-term capital growth and current income. It is a diversified fund that, under normal circumstances, pursues its objective by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that the portfolio manager believes have income potential. The Fund normally emphasizes the growth component. However, in unusual circumstances (such as those described under "Cash Position" on page 22), this Fund may reduce the growth component of its portfolio to 25% of its assets.


COMBINATION FUNDS - TYPES OF INVESTMENTS

All of the Combination Funds may invest in a combination of common stocks, preferred stocks, convertible securities, debt securities and other fixed-income securities. The Combination Funds may invest in the types of investments previously described under "Growth Funds - Types of Investments" on page 16. Although each of the Combination Funds places some emphasis on the income objective, investors should keep in mind that the Combination Funds are not designed to produce a consistent level of income.



 20   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN THE JANUS COMBINATION FUNDS.

Q:   HOW DO THE COMBINATION FUNDS
     DIFFER FROM EACH OTHER?

A: Janus Growth and Income Fund places a greater emphasis on aggressive growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its share price can be expected to fluctuate more than the other Combination Funds. Janus Equity Income Fund emphasizes investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability, and thus may be expected to be less volatile than Janus Growth and Income Fund, as discussed in more detail below. Janus Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in debt securities and preferred stock. As a result it is the least volatile of the Combination Funds.

Q:   HOW DOES JANUS EQUITY INCOME
     FUND TRY TO LIMIT PORTFOLIO VOLATILITY?

A: Janus Equity Income Fund seeks to provide a lower level of volatility than the stock market at large, as measured by the S&P 500. The lower volatility sought by this Fund is expected to result primarily from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought by Janus Equity Income Fund may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The portfolio manager also considers growth potential in selecting this Fund's securities and may hold securities selected solely for their growth potential.

Q:   HOW ARE EQUITY SECURITIES SELECTED?


A: The growth component of Janus Balanced Fund and Janus Growth and Income Fund is expected to consist primarily of common stocks and Janus Equity Income Fund invests substantially all of its assets in common stocks. The selection criteria for common stocks are described on page 17. Because income is a part of the investment objective of the Combination Funds, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting equity securities for these Funds. The Combination Funds may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.


Q:   HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME
     COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

A: Janus Balanced Fund and Janus Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                  17, 1998    21
managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.

Q:   WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT
     OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

A: The income component of Janus Balanced Fund and Janus Growth and Income Fund will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

GENERAL PORTFOLIO POLICIES
Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH POSITION
When a Fund's portfolio manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Fund's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Funds may invest in as a means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds (including funds managed by Janus Capital). When a Fund is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Fund was not hedged or remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Funds (except Janus Enterprise Fund, Janus Olympus Fund, Janus Special Situations Fund and Janus Twenty Fund) qualify as


 22   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998
diversified funds under the 1940 Act, and are subject to the following diversification requirements:

- As a fundamental policy, no Fund may own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 50% of the total assets of Janus Enterprise Fund, Janus Olympus Fund, Janus Special Situations Fund and Janus Twenty Fund and 75% of the total assets of the other Funds, no Fund will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Fund's holdings of that issuer to amount to more than 5% of that Fund's total assets.

- No Fund will invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

- Janus Enterprise Fund, Janus Olympus Fund, Janus Special Situations Fund and Janus Twenty Fund reserve the right to become diversified funds by limiting the investments in which more than 5% of their total assets are invested.

INDUSTRY CONCENTRATION
As a fundamental policy, no Fund will invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
Each Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
Each Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Funds' Trustees in making liquidity determinations for Rule 144A securities and certain other securities, including privately placed commercial paper and municipal lease obligations.


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                  17, 1998    23

BORROWING AND LENDING
Each Fund may borrow money and lend securities or other assets, as follows:

- Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- Each Fund may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, each Fund may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC, each of the Funds may borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

ADDITIONAL RISK FACTORS
FOREIGN SECURITIES
Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in comparable domestic securities. Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. A Fund may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country. The Funds may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not


 24 JANUS EQUITY FUNDS COMBINED PROSPECTUS FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL 17, 1998
  be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

INVESTMENTS IN SMALLER COMPANIES
Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers. Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
Each Fund may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Funds intend to use most derivative instruments primarily to hedge the value of their portfolios against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Funds may also use derivative instruments for non-hedging purposes such as seeking to increase a Fund's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Funds to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                  17, 1998    25

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

Although the Funds believe the use of derivative instruments will benefit the Funds, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect.

When a Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's").

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities.

No Fund will invest 35% or more of its assets in high-yield/high-risk securities. Janus Balanced Fund's percentage of securities holdings by rating category (based on a weighted monthly average) during the fiscal year ended October 31, 1997, is set out in the following chart. During such period, no other Fund held 5% or more of its assets in bonds rated below investment grade. Please refer to the SAI for a description of bond rating categories.


 26   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

BONDS - S&P RATING                                JANUS BALANCED FUND
---------------------------------------------------------------------
AAA                                                       18%
AA                                                         0%
A                                                          4%
BBB                                                        3%
BB                                                         1%
B                                                          6%
CCC                                                        0%
CC                                                         0%
C                                                          0%
Foreign Bond                                               1%
Preferred Stock                                           11%
Common Stock                                              52%
Cash and Options                                           4%
---------------------------------------------------------------------
TOTAL                                                    100%
---------------------------------------------------------------------

SHORT SALES
Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
Each Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                  17, 1998    27

                              SHAREHOLDER'S MANUAL

This section will help you become familiar with the different types of accounts you can establish with Janus. It also explains in detail the wide array of services and features you can establish on your account, as well as account policies and fees that may apply to your account. Account policies (including fees), services and features may be modified or discontinued without shareholder approval or prior notice.

    MINIMUM INVESTMENTS*

      To open a new account..............................   $2,500
      To open a new retirement, education, or UGMA/UTMA
        account..........................................   $  500
      To open a new account with an Automatic Investment
        Program..........................................   $  500**
      To add to any type of an account...................   $  100+

     * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.
    ** An Automatic Investment Program requires a $100 minimum automatic investment per month until the account balance reaches $2,500.
     + The minimum subsequent investment for IRA or UGMA/UTMA accounts is $50.

HOW TO GET IN TOUCH WITH JANUS
If you have any questions while reading this Prospectus, please call one of our Investor Service Representatives at 1-800-525-3713 Monday-Friday: 8:00 a.m.-8:00 p.m., and Saturday: 10:00 a.m.-4:00 p.m., New York time. The Quick Address and Telephone Reference below includes other ways to get in touch with Janus.

   QUICK ADDRESS AND TELEPHONE REFERENCE

    MAILING ADDRESS                    JANUS XPRESS LINE(TM)  1-888-979-7737
    Janus                              For 24-hour access to account and
    P.O. Box 173375                    fund information, exchanges and
    Denver, CO 80217-3375              purchases, automated daily quotes on
                                       fund share prices, yields and total
    FOR OVERNIGHT CARRIER              returns.
    Janus                              TDD                     1-800-525-0056
    Suite 101                          A telecommunications device for our
    3773 Cherry Creek North Drive      hearing-and speech-impaired
    Denver, CO 80209-3811              shareholders.
    JANUS INTERNET ADDRESS             JANUS LITERATURE LINE  1-800-525-8983
    http://www.Janus.com               To request a prospectus, shareholder
                                       reports or marketing materials.

TYPES OF ACCOUNT OWNERSHIP
If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713.


 28   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

- INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.

- A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

- TRUST. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

- BUSINESS ACCOUNTS. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS
If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax deferred accounts include retirement plans and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.

Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Funds. You will be charged an annual account maintenance fee of $12 for each Fund account, up to a maximum of $24 for two or more Fund accounts registered under the same taxpayer identification number. Each Janus fund you own under your IRA account number is considered a separate "Fund account." You may pay the fee by check or have it automatically deducted from your account (usually in December). The Funds reserve the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

- REGULAR AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"): Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding the different types of IRAs.

- EDUCATION IRA: This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA booklet for more complete information regarding the Education IRA.

- SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"): This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                  17, 1998    29

- PROFIT SHARING OR MONEY PURCHASE PENSION PLAN: These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

- SECTION 403(b)(7) PLAN: Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a
  Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT
Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Funds are available only to U.S. citizens or residents, and your application will be returned if you do not meet these criteria. Send all items to one of the following addresses:

For Overnight Carrier
--------------------
Janus
Suite 101
3773 Cherry Creek North Drive
Denver, CO 80209-3811

For All Other Inquiries
---------------------
Janus
P.O. Box 173375
Denver, CO 80217-3375

INVESTOR SERVICE CENTERS
Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations: Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209

HOW TO PURCHASE SHARES
PAYING FOR SHARES
When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

- Cash, credit cards, third party checks and credit card checks will not be accepted.

- All purchases must be made in U.S. dollars.

- Checks must be drawn on U.S. banks and made payable to Janus.

- If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

- If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.


 30   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

- The Funds reserve the right to reject any specific purchase request.

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

BY MAIL
Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

BY TELEPHONE
This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

BY WIRE
Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

AUTOMATIC INVESTMENT PROGRAMS
Janus offers several automatic investment programs to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

- AUTOMATIC MONTHLY INVESTMENT PROGRAM
  You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check or deposit slip from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

- PAYROLL DEDUCTION
  If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                  17, 1998    31

- SYSTEMATIC EXCHANGE
  With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES
On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

IN WRITING

To request an exchange in writing, please follow the instructions for written requests on page 34.


BY TELEPHONE
All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day.

BY SYSTEMATIC EXCHANGE
As noted above, you may establish a Systematic Exchange for as little as $100 per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

EXCHANGE POLICIES
- Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

- Exchanges between existing accounts must meet the $100 subsequent investment requirement.

- You may make four exchanges out of each Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege.

- The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in or known to engage in excessive trading (including market timing transactions).

- Exchanges between accounts will be accepted only if the registrations are identical.

- If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

- Be sure that you read the prospectus for the fund into which you are exchanging.


 32   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

- An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted.

IN WRITING

To request a redemption in writing, please follow the instructions for written requests on page 34.


BY TELEPHONE
Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular trading session of the New York Stock Exchange ("NYSE") normally 4:00 p.m. New York time. You may also use Janus Xpress Line, 1-888-979-7737, for access to this option 24 hours a day. Redemption requests received through Janus Xpress Line will be processed at the NAV next calculated after receipt and acceptance of the request. (There is a daily limit of $100,000 per account for redemptions payable by check).

SYSTEMATIC REDEMPTION OPTION
The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS
- BY CHECK
  Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

- BY ELECTRONIC TRANSFER
  If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

  If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUNDS MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions,


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
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your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 30 and must include the following information:


- the name of the Fund(s)

- the account number(s)

- the amount of money or number of shares being redeemed

- the name(s) on the account

- the signature(s) of all registered account owners

- your daytime telephone number

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE
- INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

- UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

- SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

- CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

- TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

- IRA: Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

SIGNATURE GUARANTEE
In addition to the signature requirements, a signature guarantee is also required if any of the following is applicable:

- You request a redemption that exceeds $100,000.

- You would like the check made payable to anyone other than the shareholder(s) of record.

- You would like the check mailed to an address which has been changed within 10 days of the redemption request.

- You would like the check mailed to an address other than the address of record.


 34   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
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THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

HOW TO OBTAIN A SIGNATURE GUARANTEE
A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee may not be provided by a notary public.

If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES
All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and approved by a Fund (or its designated agent). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES
JANUS XPRESS LINE(TM)
Janus Xpress Line, our electronic telephone service, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases, redemptions and electronic transfers in existing accounts, request literature about any Janus fund, or order duplicate statements. Janus Xpress Line is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

JANUS WEB SITE
Janus maintains a Web site located at http://www.Janus.com. You can access information such as your account balance and the Funds' NAVs through the Web site. In addition, you may request and/or download a prospectus for any Janus fund.

ACCOUNT MINIMUMS

Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 28 or to close such accounts. This policy will apply to accounts participating in the Automatic



JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
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Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS
You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

TAXPAYER IDENTIFICATION NUMBER
On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

SHARE CERTIFICATES
Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Funds. The Funds will issue share certificates upon written request only. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

INVOLUNTARY REDEMPTIONS
The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds.

TELEPHONE TRANSACTIONS
You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.


 36   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
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It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center or, in the case of purchases, exchanges, redemptions and electronic transfers, calling the Janus Xpress Line.

TEMPORARY SUSPENSION OF SERVICES
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

ADDRESS CHANGES
To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

REGISTRATION CHANGES
To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, call 1-800-525-3713.

STATEMENTS AND REPORTS
Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. In addition, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. The Growth Funds distribute dividend information annually. The Combination Funds distribute dividend information quarterly.

Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semiannually to all shareholders. You will receive an updated prospectus annually. To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses.


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
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                            MANAGEMENT OF THE FUNDS

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objectives and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Funds.

Janus Capital began serving as investment adviser to Janus Fund at its inception in 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

INVESTMENT PERSONNEL
PORTFOLIO MANAGERS
DAVID J. CORKINS is Executive Vice President and portfolio manager of Janus Growth and Income Fund which he has managed since August 1997. He previously served as an assistant portfolio manager of Janus Mercury Fund. He joined Janus in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth and received his Master of Business Administration from Columbia University in 1993.

JAMES P. CRAIG, III is Chief Investment Officer of Janus Capital. He is Executive Vice President and portfolio manager of Janus Fund, which he has managed since 1986. He is


 38   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998
also Executive Vice President and a co-manager of Janus Venture Fund, which he has managed since February 1, 1997. Mr. Craig previously managed Janus Venture Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

DAVID C. DECKER is Executive Vice President and portfolio manager of Janus Special Situations Fund, which he has managed since inception, and an assistant portfolio manager of Janus Fund. He joined Janus in 1992 as a research analyst and focused on companies in the automotive and defense industries prior to managing Janus Special Situations Fund. He obtained his Master of Business Administration in finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. He is a Chartered Financial Analyst.

JAMES P. GOFF is Executive Vice President and portfolio manager of Janus Enterprise Fund. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception. Mr. Goff managed or co-managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.


HELEN YOUNG HAYES is Executive Vice President and portfolio manager of Janus Worldwide Fund. She is also Executive Vice President and co-manager of Janus Overseas Fund. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.


WARREN B. LAMMERT is Executive Vice President and portfolio manager of Janus Mercury Fund. Mr. Lammert joined Janus Capital in 1987 and has managed Janus Mercury Fund since its inception. He previously managed Janus Balanced Fund from its inception to December 1993 and co-managed Janus Venture Fund from December 1993 to December 1996. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He is a Chartered Financial Analyst.

BLAINE P. ROLLINS is Executive Vice President and portfolio manager of Janus Balanced Fund, which he has managed since January 1996, and Janus Equity Income Fund, which he has managed since inception. He is an assistant portfolio manager of Janus Fund. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to managing Janus Balanced Fund. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

SCOTT W. SCHOELZEL is Executive Vice President and portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus Fund from its inception to August 1997. Mr. Schoelzel joined Janus Capital in January 1994. From 1991-1993, Mr. Schoelzel was a portfolio manager at Founders Asset Management, Denver, Colorado. He holds a Bachelor of Arts in Business from Colorado College.


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
                                                                  17, 1998    39

CLAIRE YOUNG is Executive Vice President and portfolio manager of Janus Olympus Fund which she has managed since August 1997. She previously served as an assistant portfolio manager of Janus Growth and Income Fund and Janus Twenty Fund. Ms. Young joined Janus Capital in 1992 as a research analyst. She holds a Bachelor of Science in Electrical Engineering from Yale University and is a Chartered Financial Analyst.

ASSISTANT PORTFOLIO MANAGER

LAURENCE J. CHANG is assistant portfolio manager of Janus Worldwide Fund. He is also Executive Vice President and co-manager of Janus Overseas Fund. He received an undergraduate degree with honors in religion and philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. Mr. Chang is a Chartered Financial Analyst.


PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exceptions contained in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds or Janus Capital's other advisory clients. See the SAI for more detailed information.

MANAGEMENT EXPENSES
Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with each Fund spells out the management fee and other expenses that the Funds must pay. Each of the Growth Funds and Combination Funds is subject to the following management fee schedule (expressed as an annual rate):

  AVERAGE DAILY NET     ANNUAL RATE
    ASSETS OF FUND     PERCENTAGE (%)
--------------------------------------------------------------------------------
  First $300 Million        0.75
  Next $200 Million         0.70
  Over $500 Million         0.65

--------------------------------------------------------------------------------

Differences in the actual management fees incurred by the Funds are due primarily to variances in the asset size of the Funds. As asset size increases, the annual rate of the management fee declines in accordance with the above schedule. In addition, each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. This fee schedule was effective July 1, 1997.


During the most recent fiscal year, the Funds paid the following management fees, expressed as a percentage of average net assets: Janus Fund 0.65%; Janus Enterprise Fund 0.72%; Janus Mercury Fund 0.67%; Janus Olympus Fund 0.73%; Janus Special Situations Fund 0.77%; Janus Twenty Fund 0.66%; Janus Worldwide Fund 0.66%; Janus Balanced Fund 0.76%; Janus Equity Income Fund 0.86%; and Janus Growth and Income Fund 0.68%.



 40   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
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PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of each Fund are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Fund's transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. Janus Capital may also consider sales of shares of a Janus fund as a factor in the selection of broker-dealers to execute transactions. The Funds' Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Fund are effected with that broker-dealer, the commissions payable by the Fund are credited against certain Fund operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS
The following parties provide the Funds with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

DISTRIBUTOR
Janus Distributors, Inc.
100 Fillmore Street
Denver, Colorado 80206-4928

Janus Service Corporation and Janus Distributors, Inc. are wholly-owned subsidiaries of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Massachusetts business trust on February 11, 1986. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective.


As of the date of this Prospectus, the Trust offers 19 separate series, three of which currently offer three classes of shares. This Prospectus describes ten series of the Trust; the other series are offered by separate prospectuses.



JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
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SHAREHOLDER MEETINGS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

SIZE OF FUNDS
The Funds have no present plans to limit their size. However, any Fund may discontinue sales of its shares if management believes that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels.


 42   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
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                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
TO AVOID TAXATION, THE INTERNAL REVENUE CODE REQUIRES EACH FUND TO DISTRIBUTE NET INCOME AND ANY NET CAPITAL GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. A FUND'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS.

DISTRIBUTION SCHEDULE

                                   DIVIDENDS                      CAPITAL GAINS
Growth Funds           Declared and paid in December      Declared and paid in December
---------------------------------------------------------------------------------------
Combination            Declared and paid in March, June,  Declared and paid in December
  Funds                September and December

HOW DISTRIBUTIONS AFFECT A FUND'S NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Fund declared a dividend in the amount of $0.25 per share. If Janus Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

"BUYING A DIVIDEND"
If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS
When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by


JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED APRIL
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writing the Funds at one of the addresses on page 30 or calling 1-800-525-3713. The Funds offer the following options:


1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

TAXES ON DISTRIBUTIONS
Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

TAXATION OF THE FUNDS
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds which will reduce their investment income.

The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the


 44   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998

Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe a Fund's performance. You may see references to these terms in our newsletters, advertisements and in media articles. Our newsletters and advertisements may include comparisons of the Fund's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. The Growth and Combination Funds generally measure performance in terms of total return.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights tables beginning on page 7 show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Fund). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Fund's return and are not the same as actual annual results.

THE FUNDS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN COMPUTATIONS. FUND PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


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                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk,


 46   JANUS EQUITY FUNDS COMBINED PROSPECTUS   FEBRUARY 17, 1998 AS SUPPLEMENTED
APRIL 17, 1998
which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.


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STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future -- i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

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FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.


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                               JANUS EQUITY FUNDS
                                   PROSPECTUS

                                   Janus Fund
                              Janus Enterprise Fund
                               Janus Mercury Fund
                               Janus Olympus Fund
                          Janus Special Situations Fund
                                Janus Twenty Fund
                              Janus Worldwide Fund
                               Janus Balanced Fund
                            Janus Equity Income Fund
                          Janus Growth and Income Fund

                                  [JANUS LOGO]

            P.O. Box 173375 * Denver, CO 80217-3375 * 1-800-525-3713
                  Janus Distributors, Inc. Member NASD. (7/98)